UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

June 24, 2025

GUARANTY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-38087	75-1656431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16475 Dallas Parkway, Suite 600 Addison, Texas		75001
(Address of principal executive offices)		(Zip Code)

(888) 572-9881

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	GNTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Plan and Agreement of Merger

On June 24, 2025, Guaranty Bancshares, Inc., a Texas corporation (“GNTY”), and its wholly owned subsidiary, Guaranty Bank & Trust, N.A., a national banking association (“Guaranty Bank”), entered into a Plan and Agreement of Merger (the “Merger Agreement”) with Glacier Bancorp, Inc., a Montana corporation (“GBCI”), and its wholly owned subsidiary, Glacier Bank, a Montana state-chartered bank. Under the terms of the Merger Agreement, GNTY will merge with and into GBCI, with GBCI as the surviving entity (the “Holding Company Merger”). Immediately thereafter, Guaranty Bank will merge with and into Glacier Bank, with Glacier Bank surviving as a wholly owned subsidiary of GBCI (the “Bank Merger”).

Subject to the terms and conditions of the Merger Agreement, at the date and time when the Holding Company Merger becomes effective (the “Effective Time”), each share of GNTY common stock, par value $1.00 per share, issued and outstanding will be converted into the right to receive from GBCI 1.0000 shares of GBCI common stock, par value $0.01 per share, subject to adjustment as set forth in the Merger Agreement (the “Per Share Stock Consideration”).

The Per Share Stock Consideration is subject to reduction if the “GNTY Closing Capital,” as defined in the Merger Agreement, is less than the target of $292,199,000, subject to certain adjustments. In such event, the number of shares of GBCI common stock to be issued will be reduced on a per-share basis in accordance with the formula set forth in the Merger Agreement. If the GNTY Closing Capital exceeds $292,199,000, subject to certain adjustments, GNTY may, upon written notice to GBCI and effective prior to the closing of the Holding Company Merger, declare and pay a special dividend to its shareholders in the amount of such excess.

As of the date of this report, the merger consideration has a total aggregate value of approximately $476.2 million (based on the closing price of $41.58 for GBCI common stock on June 23, 2025).

Under the terms of the Merger Agreement, each outstanding share of restricted stock under the Guaranty Bancshares, Inc. 2015 Equity Incentive Plan, as amended (the “GNTY Stock Plan”), will automatically vest and be settled through the issuance of unrestricted shares of GNTY common stock in accordance with the terms of each award agreement and the GNTY Stock Plan, and each such share of GNTY common stock will be converted into the right to receive the Per Share Stock Consideration at the Effective Time. Outstanding options to purchase shares of GNTY common stock (the “GNTY Options”) under the GNTY Stock Plan, whether vested or unvested, will be assumed by GBCI and will be automatically converted into an option (a “Converted Option”) to purchase GBCI common stock on the same terms and conditions as are then in effect with respect to the GNTY Option, except that (i) to the extent provided for in the applicable option award agreement, each such Converted Option will be fully vested and exercisable immediately following the Effective Time, (ii) each such Converted Option may only be exercised for shares of GBCI common stock, and (iii) the number of shares of GBCI common stock subject to such Converted Option, and the per-share exercise price, will be adjusted based on the Per Share Stock Consideration.

The Merger Agreement contains customary representations and warranties from each of GNTY and GBCI, and GNTY has agreed to customary pre-closing covenants, including covenants to operate its business in the ordinary course in all material respects and to refrain from taking certain actions without GBCI’s consent. In addition, GNTY has agreed to certain additional covenants, including, among others, covenants relating to its obligation to call a meeting of its shareholders to vote on the Merger Agreement, non-solicitation obligations related to alternative acquisition proposals, and, subject to certain exceptions, the obligation of its Board of Directors to recommend that its shareholders approve the Merger Agreement.

Completion of the transaction is subject to required regulatory approvals, GNTY shareholder approval, and other customary conditions of closing. It is anticipated that the closing of the transaction will take place in the fourth quarter of 2025, subject to the fulfillment of customary closing conditions, some of which are described above. The Merger Agreement provides certain termination rights for both GNTY and GBCI and further provides that a termination fee of $18,500,000 will be payable by GNTY in the event of a termination of the Merger Agreement under certain circumstances, including circumstances involving alternative acquisition proposals or changes in the recommendation of GNTY’s Board of Directors.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement (other than, in the case of certain covenants, third party beneficiaries expressly identified therein), may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (a) will not survive consummation of the Holding Company Merger and (b) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding GNTY or GBCI, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding GNTY, GBCI, their respective affiliates and their respective businesses, the Merger Agreement and the Holding Company Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a proxy statement of GNTY and a prospectus of GBCI, as well as in the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings that each of GNTY and GBCI make with the Securities and Exchange Commission (the “SEC”).

Voting Agreement and Irrevocably Proxy

Concurrently with the execution of the Merger Agreement, the directors and certain executive officers of GNTY and Guaranty Bank entered into a voting agreement and irrevocable proxy (the “Voting Agreement”) with GNTY, Guaranty Bank, GBCI and Glacier Bank pursuant to which each such director and executive officer, in his or her capacity as a shareholder, has agreed, among other things, to vote his or her beneficially-owned shares of GNTY common stock in favor of the proposed transactions contemplated by the Merger Agreement. The Voting Agreement terminates upon the earliest to occur of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms, (c) mutual written agreement of the parties to the Voting Agreement to terminate the Voting Agreement, or (d) one year after the date of the Voting Agreement.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Voting Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Non-Competition, Non-Solicitation, and Confidentiality Agreement

Concurrently with the execution of the Merger Agreement, certain directors of GNTY and Guaranty Bank entered into a non-competition, non-solicitation, and confidentiality agreement (the “Non-Competition Agreement”) with GNTY, Guaranty Bank, GBCI and Glacier Bank that provides that, with limited exceptions applicable to certain directors’ existing activities, each director may not participate in a competing business or solicit GBCI’s or Glacier Bank’s customers or employees for the later to occur of two years after the date on which the Effective Time occurs (the “Effective Date”) or one year following the termination of service by such director as a member of the advisory board of Guaranty Bank & Trust, Division of Glacier Bank.

The foregoing description of the Non-Competition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Non-Competition Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Concurrently with the execution of the Merger Agreement, Tyson T. Abston, Chairman of the Board and Chief Executive Officer of GNTY and Guaranty Bank, entered into a post-closing payment agreement (the “Post-Closing Payment Agreement”) with GNTY, Guaranty Bank, GBCI and Glacier Bank. Pursuant to the Post-Closing Payment Agreement, the parties thereto agreed that, within 10 days of the first anniversary of the Effective Date (the “Payment Trigger Date”), provided Mr. Abston has remained employed with Guaranty Bank through the Effective Date and with Glacier Bank, as the successor by merger, through the Payment Trigger Date, GBCI shall, or shall cause an affiliate to, pay to Mr. Abston a lump-sum cash amount equal to the total of $3,060,000, less applicable tax withholdings, in full satisfaction of the payment obligations of GNTY and Guaranty Bank under Mr. Abston’s Employment Agreement with GNTY and Guaranty Bank, dated March 15, 2019.

The foregoing description of the Post-Closing Payment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Post-Closing Payment Agreement, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “estimate,” “anticipate,” “expect,” “will,” and similar references to future periods. Such forward-looking statements include but are not limited to statements regarding the expected closing of the transaction and its timing and the potential benefits of the business combination transaction involving GNTY and GBCI, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts regarding either company or the proposed combination of the companies. These forward-looking statements are subject to risks and uncertainties, many of which are outside of our control, that may cause actual results or events to differ materially from those projected, including but not limited to the following: risks that the proposed merger transaction will not close when expected or at all because required regulatory, shareholder or other approvals or conditions to closing are delayed or not received or satisfied on a timely basis or at all; risks that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which GNTY and GBCI operate; uncertainties regarding the ability of Glacier Bank and Guaranty Bank & Trust, N.A. to promptly and effectively integrate their businesses, including into Glacier Bank’s existing division structure; changes in business and operational strategies that may occur between signing and closing; uncertainties regarding the reaction to the transaction of the companies’ respective customers, employees, and contractual counterparties; and risks relating to the diversion of management time on merger-related issues. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. GNTY undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this report. For more information, see the risk factors described in GNTY’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC from time to time.

No Offer or Solicitation

This report is being filed in respect of the proposed merger transaction involving GNTY and GBCI. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed merger transaction, GBCI expects to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that will include a Preliminary Proxy Statement of GNTY and a Preliminary Prospectus of GBCI, as well as other relevant documents concerning the proposed transaction. After the Registration Statement is declared effective, GNTY will mail a Definitive Proxy Statement/Prospectus to its shareholders. This communication is not a substitute for the Proxy Statement/Prospectus or Registration Statement or for any other document that GNTY or GBCI may file with the SEC and send to GNTY’s shareholders in connection with the proposed merger transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT AND ACCOMPANYING PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Free copies of the Registration Statement and Proxy Statement/Prospectus (when available), as well as other filings containing information about GNTY, GBCI and the proposed transaction, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain the documents filed with the SEC by GNTY, free of charge, in the “Investors” section of GNTY’s website, www.gnty.com, under the heading “Financial Information - SEC Filings” or by requesting them in writing or by telephone from GNTY at: Guaranty Bancshares, Inc., 16475 Dallas Parkway, Suite 600, Addison, Texas 75001, ATTN: Corporate Secretary; Telephone (888) 572-9881, and will be able to obtain the documents filed with the SEC by GBCI, free of charge, at www.glacierbancorp.com under the tab “SEC Filings” or by requesting them in writing or by telephone from GBCI at: Glacier Bancorp, Inc., 49 Commons Loop, Kalispell, Montana 59901, ATTN: Corporate Secretary; Telephone (406) 751-7706.

Participants in the Solicitation

GNTY and GBCI and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of GNTY in connection with the proposed merger transaction. Information about the directors and executive officers of GNTY is set forth in the proxy statement for GNTY’s 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 31, 2025. Information about the directors and executive officers of GBCI is set forth in the proxy statement for GBCI’s 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 12, 2025. Additional information regarding the interests of those participants and other persons who may be deemed participants may be obtained by reading the Proxy Statement/Prospectus included in the Registration Statement and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available. Copies of these documents may be obtained free of charge from the sources described above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of June 24, 2025, by and between Glacier Bancorp, Inc., Glacier Bank, Guaranty Bancshares, Inc. and Guaranty Bank & Trust, N.A.*

10.1	Form of Voting Agreement

10.2	Form of Non-Competition Agreement

10.3	Post-Closing Payment Agreement, dated as of June 24, 2025, by Tyson T. Abston, Guaranty Bancshares, Inc., Guaranty Bank & Trust, N.A., Glacier Bancorp, Inc. and Glacier Bank.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 25, 2025

GUARANTY BANCSHARES, INC.

By:	/s/ Tyson T. Abston
Name:	Tyson T. Abston
Title:	Chairman of the Board and Chief Executive Officer